UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

PGT Innovations, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37971	20-0634715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Technology Drive, North Venice, FL	34275
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (941) 480-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PGTI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2023, the board of directors (the “Board”) of PGT Innovations, Inc. (the “Company”) appointed Mr. Craig Henderson, age 52, currently the Company’s Interim Chief Financial Officer, to the position of permanent Chief Financial Officer and Senior Vice President, effective immediately.

Mr. Henderson joined the Company in 2021 as Vice President of Finance, with responsibilities for leading the Company's budgeting and planning and investor relations functions. Mr. Henderson brings over 20 years of experience in finance leadership in both manufacturing and tech companies. From 2010 to 2021, Mr. Henderson served in multiple financial leadership positions with Trex Company, Inc., most recently as the Director of Financial Planning and Analysis, Business Development, and Treasurer for Trex Company, Inc. from 2020 to 2021. Mr. Henderson received a Bachelor of Business Administration in accounting from Stetson University.

The Company and Mr. Henderson are parties to an employment agreement (the “Employment Agreement”), dated August 2, 2023, the material terms of which have been previously disclosed in the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (“SEC”) on August 8, 2023 and a copy of which has been filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and incorporated herein by reference. No other material changes have been made to Mr. Henderson’s compensation in connection with his appointment as permanent Chief Financial Officer.

The foregoing description of the Employment Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT INNOVATIONS, INC.

Date: November 6, 2023	By:	/s/ Ryan S. Quinn
	Name:	Ryan S. Quinn
	Title:	General Counsel and Corporate Secretary